Building America Allocates New Markets Tax Credits

to Revitalize YMCA in Toledo

AFL-CIO Housing Investment Trust’s subsidiary Building America CDE, Inc. allocated $8 million in New Markets Tax Credits (NMTC) to construct the new 44,100-square-foot Wayman Palmer YMCA Community Hub in Toledo, Ohio. The $29.5 million project includes the demolition of the existing facility which is deteriorating and obsolete, and the addition of a new 148,700-square-foot Inez Nash Park. Financing will include a total of $15.0 million in NMTC.

The new facility's design, services, and programming plans are the result of a comprehensive asset and needs assessment through which individuals and families, school and community leaders, and neighborhood stakeholders provided input and direction. In addition to the traditional services offered by YMCAs across the country like youth programming, a swimming pool and a gymnasium, the Wayman Palmer YMCA Community Hub will offer a diverse array of expanded permanent and rotating services.

Planned permanent services include access to the Toledo Northwest Ohio Foodbank, Toledo Public Schools Head Start preschool programming and mental health services. Planned rotating services include, but are not limited to, healthcare from local providers, spiritual services from local religious institutions, and meals from local not-for profits. Partnering with local agencies, educational partners, and businesses, the Wayman Palmer YMCA will fill a void in access to resources for the surrounding low‐income and underserved community.

The project is expected to create 125 construction jobs and 50 permanent jobs. Members of the Toledo Federation of Teachers will fill 13 of the permanent jobs associated with the Head Start program. Services offered at the YMCA will reach over 10,000 low-income community members annually.

“Through community engagement, youth programs, wellness initiatives, and a commitment to inclusivity, the Wayman Palmer YMCA exemplifies the strength of collective dedication and the power of community-driven change,” said Harpreet Peleg, CEO of Building America CDE.

About Building America

Building America CDE, Inc. was established as a subsidiary of the AFL-CIO Housing Investment Trust (HIT) in 2010. The U.S. Treasury Department’s CDFI Fund certified Building America as a Community Development Entity, making it eligible to offer federal New Markets Tax Credits to investors. Building America has been awarded $240 million of these tax credits since 2011. More information is available on Building America’s website, www.buildingamericacde.com.

About the HIT

The HIT is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of nearly 40 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at the HIT’s website or by calling 202-331-8055. The prospectus should be read carefully before investing.

Building America CDE, Inc. | 1227 25th Street NW, Suite 500, Washington, DC 20037

Unsubscribe pgerke@aflcio-hit.com

Update Profile |Constant Contact Data

Notice

Sent byinfo@aflcio-hit.compowered by

Try email marketing for free today!